Exhibit 99.1
MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

1.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

2.

REPORT OF INDEPENDENT AUDITORS
Board of Directors
Military Financial Services, LLC
Lexington, Kentucky
We have audited the accompanying consolidated balance sheet of Military Financial Services, LLC and Subsidiaries as of December 31, 2008, and the related statements of income and comprehensive income, members’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Military Financial Services, LLC and Subsidiaries as of December 31, 2008, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Crowe Horwath LLP
Lexington, Kentucky
February 27, 2009

3.

Independent Auditor’s Report
To the Board of Directors
Military Financial Services, LLC
Lexington, Kentucky
We have audited the accompanying consolidated balance sheet of Military Financial Services, LLC and Subsidiaries as of December 31, 2007, and the related consolidated statements of income and comprehensive income, members’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Military Financial Services, LLC and Subsidiaries as of December 31, 2007, and the results of their operations and their cash flows of the year then ended in conformity with accounting principles generally accepted in the United States of America.
McGladrey & Pullen, LLP
Stamford, Connecticut
April 3, 2008

4.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
December 31, 2008 and 2007

	2008	2007
ASSETS
Current assets
Cash	$1,965,061	$681,207
Investment securities	1,262,855	—
Accounts receivable	1,521,206	830,797
Other receivables	1,068,898	646,149
Employee advances	17,843	48,479
Prepaid expenses and other current assets	52,766	56,492

Total current assets	5,888,629	2,263,124

Restricted cash	2,851,996	3,005,518
Property and equipment, net	554,739	305,824
Goodwill	18,639,188	18,639,188
Intangible assets, net	10,771,559	12,261,879
Deferred finance costs, net of accumulated amortization of $133,207 and $71,727	174,193	235,673
Other long term assets	25,702	23,571

Total assets	$38,906,006	$36,734,777

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable, accrued expenses and other current liabilities	$896,442	$1,012,740
Accrued payroll	309,064	263,733
Accrued employee bonus	502,500	—
Interest payable, subordinated related party debt	219,475	219,475
Current portion of dealer reserves (Note 9)	401,600	279,436
Current portion of deferred revenue	1,150,683	220,239
Current portion of notes payable, senior debt	1,320,000	920,000

Total current liabilities	4,799,764	2,915,623

Line of credit	—	2,000,000
Service contract claims reserves	2,722,645	3,007,008
Long-term portion of deferred revenue	1,314,906	249,638
Long-term portion of dealer reserves (Note 9)	277,896	139,669
Long-term portion of notes payable, senior debt	16,850,000	20,430,000
Long-term portion of notes payable, subordinated related party debt	8,707,436	8,707,436

Total liabilities	34,672,647	37,449,374

Commitments (Note 12)

Members’ equity (deficit)	4,233,359	(714,597)

Total liabilities and members’ equity (deficit)	$38,906,006	$36,734,777

See accompanying notes.

5.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
Years Ended December 31, 2008 and 2007

	2008	2007
Revenues, gross	$22,067,048	15,333,897
Dealer Incentives	(1,637,963)	(623,950)
Dealer Reserves	(672,226)	(423,346)
Lender Fees	(281,400)	(145,595)

Revenues, net	$19,475,459	$14,141,006

Operating expenses
Compensation and benefits	5,530,830	4,922,655
Depreciation and amortization	1,660,863	1,502,089
Professional services	1,119,856	1,393,844
Advertising	235,132	690,502
Travel, meals and entertainment	633,426	770,273
Occupancy	341,228	314,142
Other expenses	553,022	459,299

	10,074,357	10,052,804

Operating income	9,401,102	4,088,202

Other income (expense)
Interest & other income	147,368	114,164
Interest expense	(2,249,417)	(3,114,620)

	(2,102,049)	(3,000,456)

Income before income taxes	7,299,053	1,087,746

Income taxes	128,856	19,270

Net income	7,170,197	1,068,476

Unrealized losses on investment securities	(8,903)	—

Comprehensive income	$7,161,294	$1,068,476

See accompanying notes.

6.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY (DEFICIT)
Years Ended December 31, 2008 and 2007

			Accumulated
			Other
	Member	Retained	Comprehensive
	Basis	Earnings	Loss	Total
Balances, January 1, 2007	$(2,100,553)	$234,883	$—	$(1,865,670)

Net income	—	1,068,476	—	1,068,476

Distributions	—	(3,417)	—	(3,417)

Adjustments to equity for final purchase price adjustment	—	86,014	—	86,014

Balances, December 31, 2007	$(2,100,553)	$1,385,956	$—	$(714,597)

Net income	—	7,170,197	—	7,170,197

Distributions	—	(2,213,338)	—	(2,213,338)

Unrealized losses on investment securities	—	—	(8,903)	(8,903)

Balances, December 31, 2008	$(2,100,553)	$6,342,815	$(8,903)	$4,233,359

See accompanying notes.

7.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2008 and 2007

	2008	2007
Cash flows from operating activities
Net income	$7,170,197	$1,068,476
Adjustments to reconcile net income to net cash from operating activities
Loss on sale of assets	1,688	4,266
Depreciation	109,064	46,500
Amortization of intangible assets and deferred finance cost	1,551,800	1,455,589
Changes in:
Accounts receivable and other receivables	(1,113,158)	(433,425)
Employee advances	30,636	(5,745)
Prepaid expenses and other assets	1,595	33,243
Accounts payable, accrued expenses and other liabilities	431,533	88,058
Service charge claims reserves	(284,363)	3,005,518
Deferred revenue	1,995,712	471,367
Finance and dealer reserves	260,391	156,976

Net cash from operating activities	10,155,095	5,890,823

Cash flows from investing activities
Purchase of property and equipment	(360,417)	(160,165)
Proceeds from disposal of assets	750	1,400
Purchases of investment securities	(1,271,758)	—

Net cash from investing activities	(1,631,425)	(158,765)

Cash flows from financing activities
Principal payments on notes payable	(3,180,000)	(1,650,001)
Payments on line of credit	(2,000,000)	(1,000,000)
Distributions to members	(2,213,338)	(3,417)

Net cash from financing activities	(7,393,338)	(2,653,418)

Net change in cash and cash equivalents	1,130,332	3,078,640

Cash and cash equivalents, beginning of year	3,686,725	608,085

Cash and cash equivalents, end of year	$4,817,057	$3,686,725

Supplemental disclosures of cash flow information
Cash paid during the year for
Interest	$2,336,090	$3,071,301
Income taxes	94,751	13,041
See accompanying notes.

8.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2008 and 2007

	2008	2007
Supplemental schedule of non-cash investing and financing activities
Final Purchase Price Adjustment
Decrease in notes payable	$—	$292,564
Decrease in goodwill	—	206,550
Increase in members’ equity	—	86,014
See accompanying notes.

9.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Business: Military Financial Services, LLC a Kentucky limited liability company, (“MFS” and together with its wholly-owned subsidiaries, the “Company’) was formed on September 28, 2006 in a business combination to purchase its subsidiary, Dealers’ Financial Services, LLC (“DFS”). The original purpose of DFS was to provide financing agreements and other products and services to automobile dealerships. In 2001, DFS’ services changed through implementation of the Military Installment Loan and Education Services (MILES) Program. DFS has entered into an agreement with U.S. Bank National Association (US Bank) under which US Bank provides automobile financing to United States military personnel for vehicles being purchased from dealers who are part of the MILES National Certified Dealer Network. DFS has agreements with over 500 dealerships in over 20 states. Dealers agree to follow pricing and quality guidelines and sell approved vehicles (mostly used cars) to active duty military personnel from all branches of service. A service person initiates a payroll deduction for recurring payment at the start of the loan. The Company is a broker between the dealer and the lender who performs audits of each proposed financing transaction to assure compliance with MILES standards, earning fees and commissions.
On December 14, 2007, DFS established Dealers’ Financial Services Reinsurance Limited (DFSR) as a wholly-owned foreign subsidiary. DFSR has elected under IRC section 953(d) to be treated as a domestic corporation for United States tax purposes. DFSR serves as an insurance company, insuring against the risk of losses associated with service agreement contracts sold by DFS in certain states within the continental United States. Effective September 15, 2007, the current insurance provider began ceding certain contracts to DFSR. DFSR is incorporated in the Turks and Caicos Islands as an insurer.
DFSR provides vehicle service contracts to customers of DFS. The contracts are reinsured by Westlake Insurance Company (Bermuda) LTD on a 100% Quota Share basis through reinsurance agreements.
The rights and obligations of the Company’s members are governed by the Company’s Operating Agreement (Agreement) dated November 1, 2006. The Agreement provides that the Company will continue to exist until terminated pursuant to the Agreement.
Basis of Presentation: The accompanying consolidated financial statements include the accounts of MFS and its subsidiaries, DFS and DFSR. The Company operates in a single industry segment acting as a broker between a national certified automobile dealership network and a third party lender to provide financing of vehicles to military personnel. All significant intercompany accounts and transactions have been eliminated in the consolidation.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and
(Continued)

10.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. In preparing these financial statements, management has made its best estimates and judgments of certain amounts included in the financial statements, giving due consideration to materiality. The Company bases its estimates and judgments on historical experience and other assumptions that it believes are reasonable. However, application of these accounting policies involves the exercise of judgment and use of assumptions as to future uncertainties and, as a result, actual results could differ materially from these estimates. The Company periodically evaluates estimates and assumptions used in the preparation of the financial statements and makes changes on a prospective basis when adjustments are necessary. Significant estimates made by the Company in the accompanying consolidated financial statements include accruals for chargebacks against revenue recognized from the sales of third party service agreements and guaranteed asset protection insurance contracts, certain assumptions related to goodwill, intangible, and long-lived assets and estimated tax liabilities.
Reclassifications: Certain reclassifications of amounts previously reported have been made to the accompanying consolidated financial statements in order to maintain consistency and comparability between periods presented.
Revenue Recognition: Fee income associated with originated loan contracts is recognized as revenue by the Company concurrent with the funding of loans by the lending financial institution. The Company also earns additional fee income from sales of service agreement and guaranteed asset protection insurance contracts. A portion of the service agreement contract fee and the guaranteed asset protection insurance contract fee is subject to refund; therefore, the Company carries a reserve to reflect the estimated future dollar amount of such refunds. Certain service agreement contracts are self-insured up to the amount of the net premiums under the policies.
The Company has obtained reinsurance for any claims in excess of the net premiums. These contracts cover a thirty-six or forty-eight month time frame and revenue is recognized on a straight-line basis over the terms of the underlying service contracts. The unearned revenue from these service contracts is presented on the balance sheet as deferred revenue.
Cash and Cash Equivalents: All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.
(Continued)

11.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investment Securities: The Company may classify its investment security portfolio into three categories; trading securities, securities available for sale and securities held to maturity. Fair value adjustments are made to the securities based on their classification with the exception of the held to maturity category. The Company has no investments classified as trading securities or securities held to maturity.
Investment securities available for sale are carried at fair value. Adjustments from amortized cost to fair value are recorded in capital, net of related income tax, under accumulated other comprehensive income. All securities are classified as available for sale securities and consists solely of equity securities with readily determinable fair values.
Gains or losses on dispositions are based on the net proceeds and the adjusted carrying amount of the securities sold, using the specific identification method.
Accounts Receivable: Accounts receivable and other receivables consist primarily of receivables due from US Bank for loan origination services and amounts due from insurance companies for service contract and guaranteed asset protection insurance. Interest is not normally charged on receivables. The Company writes-off past due accounts, if any, in the period in which they become uncollectible. Management believes accounts receivable are fully collectible; therefore, no allowance for doubtful accounts is considered necessary.
Property and Equipment: Property and equipment are stated at cost less accumulated depreciation. Depreciation and amortization is provided principally using the straight-line method over the estimated useful lives of the assets, which range from 3 to 15 years.
Goodwill and Intangible Assets: The Company has classified as goodwill the cost in excess of fair value of the tangible and identifiable intangible assets acquired in the acquisition of DFS. The Company accounts for its goodwill in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (SFAS No. 142). In accordance with SFAS No. 142, goodwill is subject to an annual assessment for impairment by applying a fair value based test. No impairment has been recorded on goodwill.
Intangible assets with finite lives include strategic business relationships, and covenants not to compete. These assets are amortized using the straight-line method over a period of 5 years. The MILES Trademark and Trade name is an intangible asset with an indefinite life. No amortization is provided for this asset and it is evaluated annually for impairment. No impairment has been recorded on intangible assets.
(Continued)

12.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Deferred Financing Costs: Costs incurred in connection with debt financings are deferred and amortized over the terms of the related debt. If debt is repaid prior to scheduled maturity, any unamortized debt financing costs are written off at that time.
Finance and Dealer Reserves: Upon the sale of service contracts, the Company is paid assuming the contract will remain in force for its full term. When a contract terminates prematurely, the Company must refund a portion of its fee. The Company records an estimated future liability associated with such cancellations based upon its refund experience.
Service Contract Claims Reserves: The estimated provision for claims and claim expenses is determined based upon reports received from ceding companies. Management reviews this claim information and establishes claim and claim expense reserves, including a reserve for claims incurred but not reported (“IBNR”). These estimates are based on industry data and, where available, historical experience and were used to determine the level of IBNR reserves at December 31, 2008 and 2007.
Management believes that the provision for claims and claim expenses at December 31, 2008 and 2007 is adequate to cover the ultimate net cost of claims incurred; however, such liability is based on estimates and no representation is made that the ultimate liability may not exceed such estimates. Subsequent revisions to estimated ultimate losses will be reflected in operations in the period in which they are determined.
Deferred Revenue: Premiums are written on an accrual basis and included in income as earned on a pro-rata basis over the terms of the related service contracts. The portion of the premium related to the unexpired portion of the service contracts at the end of the period is reflected in the deferred revenue.
Income Taxes: Because the Company is treated as a partnership for federal and state income tax purposes, the Company’s members report their respective shares of income or loss on their own federal and state income tax returns. A small portion of the Company’s income is taxable in certain states, and a provision for such state corporate income taxes has been included in the financial statements. For such state income taxes, the Company recognizes deferred taxes under the liability method.
(Continued)

13.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Under this method, deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.
Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets relate to the effect of the difference between the book and tax basis of amortizable intangible assets. At December 31, 2008 and 2007, the deferred tax asset of $25,702 and $23,571 is included in other long-term assets in the accompanying balance sheet.
Advertising: Advertising and sales promotion costs are expensed as incurred. The Company has entered into sponsorship agreements to promote the MILES Program. The agreements do not extend past one year.
Comprehensive Income: Comprehensive income consists of net income and other comprehensive income. Other comprehensive income consists of unrealized gains and losses on investment securities which are also recognized as a separate component of members’ equity.
Government Regulations: In connection with it reinsurance business conducted by DFSR, the Company is subject to the laws and regulations of the Turks and Caicos Islands. Additionally, the Company has requested that DFSR be treated as a domestic corporation and filed a section 953(d) election under the U.S. Internal Revenue Service Code.
Share-Based Compensation: The Company follows Financial Accounting Standards Board No. 123 (revised 2004), “Share Based Payment” (SFAS No. 123(R)). SFAS No. 123(R) requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost is measured based on the fair value of the equity or liability instruments issued. SFAS No. 123(R) covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans.
The statement requires entities to measure the cost of employee services received in exchange for share based awards based on the grant-date fair value of the award, and to recognize the cost over the period the employee is required to provide services for the award.
(Continued)

14.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Adoption of New Accounting Standards: In September 2006, the FASB issued Statement No. 157, Fair Value Measurements (FAS 157). This Statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007. In October 2008, the FASB issued Staff Position (FSP) 157-3, Determining the Fair Value of a Financial Asset when the Market for That Asset Is Not Active.
This FSP clarifies the application of FAS 157 in a market that is not active. The impact of adoption of these standards as of January 1, 2008 was not material to the Company.
Recent Accounting Pronouncements: In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations (“SFAS No. 141R”). SFAS No. 141R, among other things, establishes principles and requirements for how the acquirer in a business combination (i) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquired business, (ii) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and (iii) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141R is effective for fiscal years beginning on or after December 15, 2008, with earlier adoption prohibited. This standard will change the Company’s accounting treatment for any future business combinations on a prospective basis.
In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, Non-Controlling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS No. 160”). SFAS No. 160 establishes accounting and reporting standards for non-controlling interests in a subsidiary and for the deconsolidation of a subsidiary. Minority interests will be re-characterized as non-controlling interests and classified as a component of equity. It also establishes a single method of accounting for changes in a parent’s ownership interest in a subsidiary and requires expanded disclosures. This statement is effective for fiscal years beginning on or after December 15, 2008, with earlier adoption prohibited. The Company does not expect the adoption of this Statement will have a material impact on its financial position or results of operations.
(Continued)

15.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), issued July 2006, was effective as of January 1, 2007. The Company has elected to defer adoption of FIN 48, in accordance with the provisions of FASB Staff Position No. FIN 48-3, which permits certain nonpublic enterprises to delay adoption until fiscal years beginning after December 15, 2008. Upon adoption of FIN 48, the Company will recognize a tax benefit only if it is more likely than not the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized will be the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the more-likely-than-not test, no tax benefit will be recorded. Currently, the Company accounts for contingencies associated with certain tax positions in accordance with SFAS No. 5, Accounting for Contingencies, which provides the recording of a contingency based on the probability of certain events to transpire that range from probable to remote as opposed to applying a more likely than not recognition threshold.
NOTE 2 — INVESTMENT SECURITIES
The Company’s investments are reported at fair value. Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.
FAS 157 defines fair value as the price that would be received by the Company for an asset or paid by the Company to transfer a liability (an exit price) in an orderly transaction between market participants on the measurement date in the Company’s principal or most advantageous market for the asset or liability. ASC 820 establishes a fair value hierarchy which requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The hierarchy places the highest priority on unadjusted quoted market prices in active markets for identical assets or liabilities (level 1 measurements) and gives the lowest priority to unobservable inputs (level 3 measurements). The three levels of inputs within the fair value hierarchy are defined as follows:
Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date.
Level 2: Significant other observable inputs other than level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3: Significant unobservable inputs that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.
(Continued)

16.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 2 — INVESTMENT SECURITIES (Continued)
In many cases, a valuation technique used to measure fair value includes inputs from multiple levels of the fair value hierarchy. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.
The following descriptions of the valuation methods and assumptions used by the Company to estimate the fair values of investments apply to investments held directly by the Company.
Mutual funds: The fair values of mutual fund investments are determined by obtaining quoted prices on nationally recognized securities exchanges (level 1 inputs).
The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.
The Company maintains only investments that are classified as level one inputs with a fair value of $ 1,262,855 at December 31, 2008. The values were obtained using only quoted prices in actives markets.
Investment securities available for sale at December 31, 2008 are as follows:

		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Mutual fund – income	$454,899	$—	$(17,889)	$437,010
Mutual fund – short term government bond	764,463	8,986	—	773,449
Money market	52,396	—	—	52,396

	$1,271,758	$8,986	$(17,889)	$1,262,855

(Continued)

17.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 2 — INVESTMENT SECURITIES (Continued)
Investment securities available for sale with unrealized losses at December 31, 2008 not recognized in net income are as follows:

	Unrealized Loss		Unrealized Loss
	Less than 12 months		12 months or more
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss
Mutual fund – income	$437,010	$(17,889)	$—	$—

Unrealized losses are considered temporary as a result of the current interest rate environment and usual market fluctuations for equity securities.
NOTE 3 – RESTRICTED CASH
On April 13, 2007, Automotive Professionals, Inc. (“API”), the Company’s insurance provider of vehicle service contracts, filed a voluntary Chapter 11 bankruptcy petition. On August 22, 2007, API and the Company entered into a Settlement Agreement and Release (the “Agreement”) designed to preserve claim reserves in connection with the 15,634 unexpired vehicle service contracts for which API had served as claims administrator. On September 7, 2007, in accordance with the Agreement, $3,599,968 was transferred to DFS by the trustee appointed by the bankruptcy court. These funds are to be used exclusively to pay repair, replacement, cancellation, and certain administrative costs associated with claims made by consumers participating in the MILES program who hold unexpired API contracts.
As of December 31, 2008, $888,002 of such claims have been paid from these funds and $2,711,966 remain to meet future claims under the Agreement. Additionally, interest income of $140,030 has been earned by the Company for the period September 7, 2007 through December 31, 2008. Once all vehicle service contracts under the Agreement expire and all related claims are paid, the remaining funds become available to the Company for unrestricted use. The Company estimates this available amount. This amount is recognized as revenue on a straight line basis over the remaining term of the underlying service contracts.
(Continued)

18.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 4 – PROPERTY AND EQUIPMENT
Property and equipment consist of the following at December 31, 2008 and 2007:

	2008	2007
Machinery and equipment	$308,848	$174,135
Furniture, fixtures and leasehold improvements	93,867	60,614
Software	311,147	122,763

	713,862	357,512

Less accumulated depreciation	(159,123)	(51,688)

Property and equipment, net	$554,739	$305,824

Depreciation expense for the years ended December 31, 2008 and 2007 was $109,064 and $46,500.
NOTE 5 – INTANGIBLE ASSETS
Intangible assets consist of the following as of December 31, 2008:

	Gross
	Carrying	Accumulated	Net Book
	Amount	Amortization	Value
Amortizable intangible assets
US Bank agreement	$3,630,252	$(1,573,110)	$2,057,142
Service contract provider agreement	1,405,646	(702,823)	702,823
Auto dealer relationships	1,400,704	(606,972)	793,732
GAP insurance provider agreement	330,408	(143,177)	187,231
Non-compete agreements	216,036	(93,615)	122,421

	6,983,046	(3,119,697)	3,863,349
Unamortized intangible asset
MILES trademark & tradename	6,908,210	—	6,908,210

	$13,891,256	$(3,119,697)	$10,771,559

(Continued)

19.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 5 – INTANGIBLE ASSETS (Continued)
Intangible assets consist of the following as of December 31, 2007:

	Gross
	Carrying	Accumulated	Net Book
	Amount	Amortization	Value
Amortizable intangible assets
US Bank agreement	$3,630,252	$(847,059)	$2,783,193
Service contract provider agreement	1,405,646	(327,984)	1,077,662
Auto dealer relationships	1,400,704	(326,831)	1,073,873
GAP insurance provider agreement	330,408	(77,095)	253,313
Non-compete agreements	216,036	(50,408)	165,628

	6,983,046	(1,629,377)	5,353,669
Unamortized intangible asset
MILES trademark & tradename	6,908,210	—	6,908,210

	$13,891,256	$(1,629,377	$12,261,879

Amortization of the intangible assets for the years 2009 through 2012 is as follows:

2009	$1,439,860
2010	1,439,860
2011	983,630
Amortization expenses recognized on all amortizable intangible assets totaled $1,490,320 and $1,396,609 for the years ended December 31, 2008 and 2007.
NOTE 6 – GOODWILL
Goodwill relates to the acquisition of DFS in 2006, and is evaluated for impairment annually. The Company conducted an annual impairment test as of December 31, 2008. Based on the Company’s annual impairment test, goodwill was not impaired for the period ended December 31, 2008.
During 2007, there was a final downward purchase price adjustment of $292,564 related to the DFS acquisition, whereby the Company’s debt obligations to the sellers were reduced by the same amount. Because the sellers retained approximately 30% ownership interest in the assets and liabilities sold to the Company, a pro-rata purchase price allocation, similar to the initial purchase price allocation, was used to account for this adjustment. As such, goodwill was reduced by $206,550, and members’ equity increased by $86,014, to reflect the final purchase price allocation.
(Continued)

20.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 7 – EMPLOYEE BENEFITS
The Company sponsors a 401(k) retirement plan which covers all employees who meet certain age, length of service, and minimum hour requirements. Employees are allowed to contribute from 1% to 15% of pay subject to legal limitations. The Company matches employee contributions 100% up to 2% of gross pay. The Company made contributions of $69,806 and $38,563 for the years ended December 31, 2008 and 2007.
NOTE 8 –LINE OF CREDIT
At December 31, 2008, the Company has a line of credit available with Cratos CLO I, LTD (“Cratos”) up to $3,000,000. The Company may request an amount of the borrowing conversion to or continuation of LIBOR Rate Loan or conversion of LIBOR Rate Loan to Base Rate Loan. Base Rate is a rate equal to the higher of the Federal Funds Rate plus 1/2 of 1% and the rate publicly quoted by The Wall Street Journal as the base rate on corporate loans. LIBOR Rate is the British Bankers Association LIBOR Rate as published by Reuters of such interest period of one, two or three months. Interest is calculated on the specified amount at the selected rate (LIBOR or Base Rate) plus the Applicable Rate of 2% for Base Rate and 3% for LIBOR Rate. If the Company fails to specify a Type of Loan then it shall be made as, or converted to a Base Rate Loan.
At December 31, 2008, the line of credit bears interest at 4.43125% per annum under the LIBOR method, and is collateralized by substantially all the assets of the Company. The outstanding balance at December 31, 2008 and 2007 was $0 and $2,000,000, respectively. The Company is required to pay an unused line fee to the lender associated with the revolving credit facility in respect of the unused commitments there under at a rate of 0.5% per annum. The unused portion of the revolving credit facility as of December 31, 2008 was $3,000,000. The credit line expires on November 1, 2011. The weighted average interest rate for the years ended December 31, 2008 and 2007 was 7.01% and 8.46%, respectively.
NOTE 9 – DEALER RESERVE
An analysis of activity in the dealer reserve liability through December 31, 2008 and 2007 is as follows:

	2008	2007
Balance, January 1	$419,105	$262,129
Expense	663,297	414,803
Refunds paid	(402,906)	(257,827)

Balance, December 31	$679,496	$419,105

(Continued)

21.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 10 – NOTES PAYABLE
Notes payable consisted of the following at December 31, 2008 and 2007.
$23,000,000 Term Note to Cratos Capital Partners, LLC (“Cratos”), a commercial finance company, due in quarterly installments of $230,000 commencing February 1, 2007, with all remaining principals due at maturity, plus interest. An additional annual principal payment is due within five days of delivery of the annual audited financial statements in an amount equal to 50% of Excess Cash Flow, as defined in the loan agreement. The Excess Cash Flow amount due in 2009 is $400,000.
The Company may request an amount of the borrowing conversion to or continuation of LIBOR Rate Loan or conversion of LIBOR Rate Loan to a Base Rate Loan. Base Rate is a rate equal to the higher of the Federal Funds Rate plus 1/2% of 1% and the rate publicly quoted by The Wall Street Journal as the base rate on corporate loans. LIBOR Rate is the British Bankers Association LIBOR Rate as published by Reuters of such interest period of one, two or three months.
Interest is calculated on the specified amount at the selected rate (LIBOR or Base Rate) plus the Applicable Rate of 2.5% for Base Rate and 3.5% for LIBOR Rate. If the Company fails to specify a Type of Loan then it shall be made as, or converted to a Base Rate Loan. The weighted average interest rate for the years ended December 31, 2008 and 2007 was 7.29% and 9.73%, respectively.
At December 31, 2008, the note bears interest at 4.93125% on $16,170,000 and 5.75% on $2,000,000. The note is collateralized by substantially all of the assets of the Company and matures in November 1, 2011. Interest is paid through the advances under the revolving line of credit.

	2008	2007
$23,000,000 Term Note to Cratos.	$18,170,000	$21,350,000

$4,500,000, 6 year, 10% unsecured Subordinated Seller Note 1. Interest only payable quarterly with the balance due at maturity. The note matures on October 31, 2012.	4,353,718	4,353,718
(Continued)

22.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 10 – NOTES PAYABLE

	2008	2007
$4,500,000, 6 year, 10% unsecured Subordinated Seller Note 2 Interest only payable quarterly with the balance due at maturity. The note matures on October 31, 2012.	4,353,718	4,353,718

	26,877,436	30,057,436

Less current portion	(1,320,000)	(920,000)

	$25,557,436	$29,137,436

The aggregate annual maturities of the notes payable are as follows:

2009	$1,320,000
2010	920,000
2011	15,930,000
2012	8,707,436

$26,877,436

The term note contains certain financial and other restrictive covenants, which, among other things, requires the Company to achieve certain financial ratios, limit capital expenditures, restrict payment of member distributions to their respective income tax liability in respect to that portion of income attributed to them, and obtain certain approvals if the Company wants to increase borrowings. As of December 31, 2008, the Company was in compliance with all covenants.
NOTE 11 – CONCENTRATIONS
Credit Risk: The Company maintains its cash balances in financial institutions, which at times, exceed federally insured limits. The Company has not experienced any losses and does not believe it is subject to significant credit risk related to the accounts.
Revenues: Approximately 99% and 95% of the Company’s revenues were received from three companies for the years ended December 31, 2008 and 2007. Additionally, amounts receivable from those companies represented approximately 98% and 94% of accounts receivable at December 31, 2008 and 2007.
(Continued)

23.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 12 — COMMITMENTS
Operating Leases: The Company leases office space under an operating lease expiring in 2012. Rent expense related to this lease was $258,544 and $254,386 for the years ended
December 31, 2008 and 2007. At December 31, 2008, future minimum lease payments under this arrangement were as follows:

2009	$264,413
2010	263,538
2011	263,538
2012	43,923

$835,412

The Company subleased a portion of its office space to unrelated parties under sublease arrangements that ended in February 2007. Rental income derived from these subleases amounts to $10,155 for the year ended 2007 and has been reported as a reduction of rent expense in the statement of income.
Standby Letter of Credit: On November 21, 2007, the Company entered into a standby letter of credit agreement with Central Bank & Trust Co., of Lexington, Kentucky. The facility carries a one-year term and provides U.S. Bank N.A., the ability to draft up to $100,000 on the letter to recover costs associated with the Company’s failure to meet certain loan origination performance covenants.
NOTE 13 – INCOME TAXES
The Company is subject to certain entity level income taxes in various state jurisdictions. Income is apportioned to such jurisdictions in accordance with related tax rules. The Company incurred $128,586 and $19,270 of such taxes for the years ended December 31, 2008 and 2007.
NOTE 14 – RELATED PARTY TRANSACTIONS
At December 31, 2008 and 2007, the two seller Notes payable aggregating $8,707,436 (Note 9) are owed to individuals who are owners of approximately 29% of the Company’s members’ interest. Aggregate interest incurred under these borrowings was $873,129 and $877,938 for the years ended December 31, 2008 and 2007.
(Continued)

24.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 14 – RELATED PARTY TRANSACTIONS (Continued)
The Company is obligated under a management consulting agreement with the majority equity unit holder to pay a quarterly fee amounting to the greater of $75,000 or 3% of EBITDA. The agreement expires on December 31, 2016. For the years ended December 31, 2008 and 2007, the Company incurred $366,211 and $300,000 of management fees for services rendered under the agreement. Per the management consulting agreement, the Company is obligated to pay additional reasonable out-of-pocket expenses incurred. The Company paid $108,800 and $42,076 for the years ended December 31, 2008 and 2007 for out-of-pocket expenses. The Company has accounts payable under the management agreement of $113,522 and $75,000 at December 31, 2008 and 2007.
NOTE 15 – PHANTOM EQUITY AWARDS
The Company has a Phantom Equity Plan (the “Plan”) for key employees under which phantom equity units may be granted from time to time. Under the terms of the Plan, both Qualifying Sale units and Qualifying Performance units may be granted, and under both types of units, the employees are entitled to receive a monetary award only if the Company is sold or control of the Company otherwise changes (a “Sale Transaction”). For Qualifying Sale units, vesting occurs as determined in each individual grant award, and vesting requires only future service. For Qualifying Performance units, vesting may also be contingent on achieving certain performance targets.
The award amounts are determined based on a formula as defined in the Plan agreement based on the cash, shares or other assets distributable to the Company’s unit and phantom unit holders resulting from a Sale Transaction. The Sale Transaction is considered a performance condition under SFAS No. 123(R), and because the Company has determined the probability of this condition occurring to be zero as of December 31, 2008, no compensation expense has been recorded for these units. In addition, because the amount of the ultimate award cannot be determined until a Sale Transaction has occurred, a calculation of unearned compensation as of December 31, 2008 cannot be performed.
During 2008, 48,891 Qualifying Sale award units were granted to employees and 23,055.25 were cancelled. At December 31, 2008, 56,530.25 units were outstanding of which 14,862.25 are fully vested. During 2007, 24,778 Qualifying Sale award units were granted to employees and 2,083.5 were cancelled. At December 31, 2007, 30,472.5 units were outstanding of which 694.5 are fully vested.
(Continued)

25.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 16 – PROVISIONS FOR CLAIMS AND CLAIMS EXPENSES
Service contract reserve activity for claims and claims expenses for the year ending December 31, 2008 and 2007 is summarized below:

	2008	2007
Balance, January 1	$3,007,008	$—
Initial Claims Reserve Deposit	—	3,599,969

Net claims and claims expenses incurred	152,417	2,579
Net claims and claims expenses paid	(436,780)	(595,540)

Balance, December 31	$2,722,645	$3,007,008

The end of period balances comprise reserves of $2,717,039 and IBNR of $5,606 at December 31, 2008 and reserves of $3,006,347 and IBNR of $661 at December 31, 2007.
NOTE 17 – STATUTORY REQUIREMENTS
Under The Insurance Act 1978, amendments thereto and related regulations (“The Act”) DFSR is required to prepare Statutory Financial Statements and to file a Statutory Financial Return. An Annual Statutory Financial Statement was filed for December 31, 2008.
Statutory capital and surplus as reported under The Act is different form shareholder’s equity as determined in conformity with accounting principles generally accepted in the United States of America (“GAAP”) due to certain items that are capitalized under GAAP but expensed under The Act. The reconciling items consist of the following at December 31:

	2008	2007
Shareholder’s equity – DFSR, per GAAP	$54,997	$1,136

Reconciling items:
Accrued revenue and expenses	15,669	1,941
Federal income taxes paid	(90,129)	—

Statutory capital and surplus, per The Act	$(19,463)	$3,077

26.